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                                                                    EXHIBIT 99.2

   CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
   18 U.S.C. SECTION 1350,
   AS ADOPTED PURSUANT TO
   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report of PharmChem, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Lattanzio, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003

                                           /s/ David A. Lattanzio
                                           ---------------------------------
                                           David A. Lattanzio
                                           Chief Executive Officer